Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2012.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2012 and 2011 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,		Previous Quarter Change	Previous Year to Date Change
		2013	2012	2013	2012

HIGHLIGHTS	Net income (loss)	$67,181	($32,627)	$311,915	$162,516	NM	91.9%
	Net income (loss) available (attributable) to common and participating common shareholders	58,995	(40,813)	279,165	129,766	NM	115.1%
	Net income (loss) allocated to common shareholders	57,367	(41,019)	272,721	127,653	NM	113.6%
	Operating income (loss) [a]	68,107	(68,258)	313,771	87,045	NM	260.5%
	Operating income (loss) available (attributable) to common and participating common shareholders [a]	59,921	(76,444)	281,021	54,295	NM	417.6%
	Operating income (loss) allocated to common shareholders [a]	58,267	(76,650)	274,534	53,411	NM	414.0%
	Operating cash flow	174,498	61,385	157,924	272,834	184.3%	(42.1)%
	Net investment income	46,346	38,603	166,216	173,326	20.1%	(4.1)%
	Gross premiums written	370,809	262,046	2,665,244	2,549,026	41.5%	4.6%
	Net premiums written	280,064	187,946	2,048,933	2,029,495	49.0%	1.0%
	Net premiums earned	499,487	531,053	2,016,484	2,013,900	(5.9)%	0.1%
	Total assets	8,978,122	8,794,972	8,978,122	8,794,972	2.1%	2.1%
	Total shareholders’ equity	2,886,549	2,710,597	2,886,549	2,710,597	6.5%	6.5%

PER SHARE AND SHARES DATA	Basic and diluted earnings (losses) per common share
	Net income (loss) (as reported)	$1.33	($0.96)	$6.37	$3.00	NM	112.3%
	Operating income (loss) (as reported) [a]	$1.35	($1.80)	$6.41	$1.25	NM	412.8%

As Reported	Weighted average common shares outstanding	43,108	42,604	42,818	42,568	1.2%	0.6%
	Weighted average common shares outstanding and dilutive potential common shares [e]	43,120	42,604	42,818	42,602	1.2%	0.5%

	Common dividends paid per share	$0.32	$0.31	$1.28	$1.24	3.2%	3.2%

Book Value Per	Book value [b]	$56.99	$53.75	$56.99	$53.75	6.0%	6.0%
Common Share	Diluted book value (treasury stock method) [b]	$55.18	$52.88	$55.18	$52.88	4.3%	4.3%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss) [c]	2.4%	(1.8)%	11.8%	5.8%	4.2	6.0
	ROAE, operating income (loss) [a] [c]	2.5%	(3.3)%	11.9%	2.4%	5.8	9.5
	Return on beg. common equity (ROBE), net income (loss) [d]	2.4%	(1.7)%	12.2%	5.9%	4.1	6.3
	ROBE, operating income (loss) [a] [d]	2.5%	(3.2)%	12.3%	2.5%	5.7	9.8
	Annualized ROAE, net income (loss) [c]	9.7%	(7.0)%	11.8%	5.8%	16.7	6.0
	Annualized ROAE, operating income (loss) [a] [c]	9.9%	(13.1)%	11.9%	2.4%	23.0	9.5
	Annualized ROBE, net income (loss) [d]	9.8%	(6.9)%	12.2%	5.9%	16.7	6.3
	Annualized ROBE, operating income (loss) [a] [d]	9.9%	(12.8)%	12.3%	2.5%	22.7	9.8
	Annualized investment yield	3.0%	2.8%	2.6%	2.8%	0.2	(0.2)

GAAP	Loss ratio	60.7%	95.1%	60.5%	75.5%	(34.4)	(15.0)
	Acquisition expense ratio	16.4%	13.9%	15.1%	15.1%	2.5	0.0
	General and administrative expense ratio	15.9%	10.2%	14.6%	11.7%	5.7	2.9

	Combined ratio	93.0%	119.2%	90.2%	102.3%	(26.2)	(12.1)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net income (loss).
[b]	For detailed calculations, please refer to page 31.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

1

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$370,809	$544,363	$572,710	$1,177,362	$262,046	$262,966
Premiums ceded	(90,745)	(149,030)	(108,089)	(268,447)	(74,100)	(75,102)

Net premiums written	$280,064	$395,333	$464,621	$908,915	$187,946	$187,864
Change in unearned premiums	219,423	158,212	78,714	(488,798)	343,107	312,625

Net premiums earned	$499,487	$553,545	$543,335	$420,117	$531,053	$500,489
Other underwriting (loss) income	(2,740)	(943)	888	749	(520)	(1,425)

Total underwriting revenues	$496,747	$552,602	$544,223	$420,866	$530,533	$499,064

UNDERWRITING EXPENSES
Net losses and loss expenses	$302,620	$339,036	$359,058	$218,970	$504,808	$412,152
Acquisition expenses	82,151	78,775	71,868	71,636	73,780	77,157
General and administrative expenses	79,599	67,470	81,359	66,478	54,324	73,731

Total underwriting expenses	$464,370	$485,281	$512,285	$357,084	$632,912	$563,040

Underwriting income (loss)	$32,377	$67,321	$31,938	$63,782	($102,379)	($63,976)

OTHER OPERATING REVENUE
Net investment income	$46,346	$38,097	$32,468	$49,305	$38,603	$40,594
Interest expense	(9,050)	(9,048)	(9,052)	(9,038)	(9,042)	(9,088)
Amortization of intangibles	(1,634)	(1,652)	(1,625)	(2,101)	(2,359)	(2,413)

Total other operating revenue	$35,662	$27,397	$21,791	$38,166	$27,202	$29,093

INCOME (LOSS) BEFORE OTHER ITEMS	$68,039	$94,718	$53,729	$101,948	($75,177)	($34,883)
OTHER
Net foreign exchange (losses) gains	($5,718)	($2,201)	($3,368)	($2,927)	$1,212	($233)
Net realized and unrealized investment gains (losses)	5,197	(6,640)	10,372	6,235	41,881	5,331

Total other-than-temporary impairment losses	(41)	(190)	(579)	(806)	(90)	(751)
Portion of loss recognised in other comprehensive (loss) income	—	—	—	—	—	50

Net impairment losses recognised in earnings (losses)	(41)	(190)	(579)	(806)	(90)	(701)

Income tax (expense) benefit	(296)	(2,271)	865	(4,151)	(453)	3,110

NET INCOME (LOSS)	$67,181	$83,416	$61,019	$100,299	($32,627)	($27,376)

Preferred dividends	(8,186)	(8,188)	(8,188)	(8,188)	(8,186)	(8,187)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$58,995	$75,228	$52,831	$92,111	($40,813)	($35,563)

KEY RATIOS/PER SHARE DATA

Loss ratio	60.7%	61.3%	66.1%	52.1%	95.1%	82.4%
Acquisition expense ratio	16.4%	14.2%	13.2%	17.1%	13.9%	15.4%
General and administrative expense ratio	15.9%	12.2%	15.0%	15.8%	10.2%	14.7%

Combined ratio	93.0%	87.7%	94.3%	85.0%	119.2%	112.5%

Basic earnings (losses) per common share	$1.33	$1.70	$1.21	$2.14	($0.96)	($0.88)
Diluted earnings (losses) per common share [b]	$1.33	$1.70	$1.21	$2.13	($0.96)	($0.88)

ROAE, net income (loss) [a]	2.4%	3.2%	2.3%	4.0%	(1.8)%	(1.6)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

2

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	YEAR ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$2,665,244	$2,549,026	$2,467,114
Premiums ceded	(616,311)	(519,531)	(487,293)

Net premiums written	$2,048,933	$2,029,495	$1,979,821
Change in unearned premiums	(32,449)	(15,595)	(48,428)

Net premiums earned	$2,016,484	$2,013,900	$1,931,393
Other underwriting loss	(2,046)	(2,183)	(3,547)

Total underwriting revenues	$2,014,438	$2,011,717	$1,927,846

UNDERWRITING EXPENSES
Net losses and loss expenses	$1,219,684	$1,520,995	$1,632,666
Acquisition expenses	304,430	303,179	282,911
General and administrative expenses	294,906	235,689	264,152

Total underwriting expenses	$1,819,020	$2,059,863	$2,179,729

Underwriting income (loss)	$195,418	($48,146)	($251,883)

OTHER OPERATING REVENUE
Net investment income	$166,216	$173,326	$147,037
Interest expense	(36,188)	(36,174)	(36,254)
Amortization of intangibles	(7,012)	(10,347)	(11,213)

Total other operating revenue	$123,016	$126,805	$99,570

INCOME (LOSS) BEFORE OTHER ITEMS	$318,434	$78,659	($152,313)
OTHER
Net foreign exchange (losses) gains	($14,214)	$15,911	$7,422
Net realized and unrealized investment gains	15,164	72,139	31,671

Total other-than-temporary impairment losses	(1,616)	(364)	(2,659)
Portion of loss recognised in other comprehensive (loss) income	—	(483)	(861)

Net impairment losses recognised in earnings (losses)	(1,616)	(847)	(3,520)

Income tax (expense) benefit	(5,853)	(3,346)	23,006

NET INCOME (LOSS)	$311,915	$162,516	($93,734)

Preferred dividends	(32,750)	(32,750)	(24,125)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$279,165	$129,766	($117,859)

KEY RATIOS/PER SHARE DATA

Loss ratio	60.5%	75.5%	84.6%
Acquisition expense ratio	15.1%	15.1%	14.6%
General and administrative expense ratio	14.6%	11.7%	13.7%

Combined ratio	90.2%	102.3%	112.9%

Basic earnings (losses) per common share	$6.37	$3.00	($2.95)
Diluted earnings (losses) per common share [b]	$6.37	$3.00	($2.95)

ROAE, net income (loss) [a]	11.8%	5.8%	(4.9)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

3

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012
ASSETS
Cash and cash equivalents	$845,851	$789,999	$942,062	$857,187	$1,124,019
Fixed maturity investments available for sale, at fair value	4,840,251	4,800,838	4,755,091	5,008,753	4,868,150
Short term investments available for sale, at fair value	35,028	11,599	15,382	1,400	42,230
Equity securities available for sale, at fair value	252,466	262,866	232,919	188,927	86,997
Other investments	617,478	594,156	569,393	554,715	517,546
Premiums receivable, net	669,198	1,006,227	1,271,818	1,193,578	601,952
Insurance and reinsurance balances receivable	127,722	123,777	111,405	106,222	105,663
Deferred acquisition costs	186,027	197,048	210,740	212,953	168,252
Prepaid reinsurance premiums	187,209	263,499	292,911	340,066	166,702
Reinsurance recoverable on unpaid losses	593,755	513,080	594,020	588,576	691,783
Reinsurance recoverable on paid losses	164,220	428,300	101,753	11,891	83,159
Accrued investment income	24,104	21,783	25,404	24,865	27,166
Goodwill and intangible assets	165,378	167,000	168,621	169,899	172,000
Deferred tax assets	51,703	50,148	52,240	41,505	43,501
Receivable on pending investment sales	54,910	124,236	78,243	35,608	9,144
Other assets	162,822	192,104	128,446	95,336	86,708

TOTAL ASSETS	$8,978,122	$9,546,660	$9,550,448	$9,431,481	$8,794,972

LIABILITIES
Reserve for losses and loss expenses	4,002,259	4,052,102	4,145,581	$4,026,536	$4,240,876
Reserve for unearned premiums	1,018,851	1,314,687	1,500,253	1,625,883	965,244
Deposit liabilities	19,458	17,577	17,785	22,533	22,220
Reinsurance balances payable	181,061	347,048	262,582	203,048	110,843
Debt	527,478	527,506	527,401	527,421	527,339
Payable on pending investment purchases	129,047	224,473	181,060	111,969	81,469
Other liabilities	213,419	224,257	179,732	147,841	136,384

TOTAL LIABILITIES	$6,091,573	$6,707,650	$6,814,394	$6,665,231	$6,084,375

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,369	44,250	44,331	43,169	43,116
Additional paid-in capital	569,116	560,204	556,255	520,257	527,915
Accumulated other comprehensive income	62,731	69,457	31,438	137,439	152,463
Retained earnings	2,193,133	2,147,899	2,086,830	2,048,185	1,969,903

TOTAL SHAREHOLDERS’ EQUITY	$2,886,549	$2,839,010	$2,736,054	$2,766,250	$2,710,597

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,978,122	$9,546,660	$9,550,448	$9,431,481	$8,794,972

Book value per common share	$56.99	$55.89	$53.51	$55.10	$53.75
Diluted book value per common share (treasury stock method)	$55.18	$54.33	$51.95	$54.10	$52.88

RATIOS
Debt-to-capital	15.5%	15.7%	16.2%	16.0%	16.3%

4

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2014 is equal to 11.0% of Shareholders’ Equity as of December 31, 2013.

		Estimated Occurrence Net Loss as of January 1, 2014					Jan. 1, 2013	Jan. 1, 2012
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$135	$191	$237	$293	$357	$429	$574
Europe	Windstorm	92	173	233	317	428	346	384
California	Earthquake	42	155	199	238	326	395	409
Japan	Windstorm	32	102	140	144	154	201	317
Northwest U.S.	Earthquake	—	5	32	95	192	154	206
Japan	Earthquake	9	45	81	109	142	111	189
United States	Tornado/Hail	37	56	72	88	114	86	123
Australia	Earthquake	1	6	27	86	138	88	73
New Zealand	Earthquake	1	4	10	24	55	24	29
Australia	Windstorm	3	11	29	52	96	53	48
New Madrid	Earthquake	—	—	—	9	69	10	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012.

5

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DECEMBER 31, 2013

Net Premiums Written = $2,048.9 million

[a]	Other specialty includes the agriculture line in the Insurance segment and the other specialty line in the Reinsurance segment.

6

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2013			DEC. 31, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$200,726	$170,083	$370,809	$177,116	$84,930	$262,046

Net premiums written	$111,976	$168,088	$280,064	$106,652	$81,294	$187,946

Net premiums earned	$235,967	$263,520	$499,487	$244,101	$286,952	$531,053
Other underwriting loss	—	(2,740)	(2,740)	—	(520)	(520)

Total underwriting revenues	$235,967	$260,780	$496,747	$244,101	$286,432	$530,533

UNDERWRITING EXPENSES
Net losses and loss expenses	$230,708	$71,912	$302,620	$244,985	$259,823	$504,808
Acquisition expenses	16,754	65,397	82,151	17,332	56,448	73,780
General and administrative expenses	42,804	36,795	79,599	28,445	25,879	54,324

Total expenses	$290,266	$174,104	$464,370	$290,762	$342,150	$632,912

UNDERWRITING (LOSS) INCOME	($54,299)	$86,676	$32,377	($46,661)	($55,718)	($102,379)

GAAP RATIOS
Loss ratio	97.8%	27.3%	60.7%	100.3%	90.5%	95.1%
Acquisition expense ratio	7.1%	24.8%	16.4%	7.1%	19.7%	13.9%
General and administrative expense ratio	18.1%	14.0%	15.9%	11.7%	9.0%	10.2%

Combined ratio AS REPORTED	123.0%	66.1%	93.0%	119.1%	119.2%	119.2%

Effect of favorable prior accident year reserve development	2.0%	21.3%	12.2%	3.0%	7.2%	5.3%

Combined ratio net of prior accident year reserve development	125.0%	87.4%	105.2%	122.1%	126.4%	124.5%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$200,726	$344,819	$276,941	$652,943	$177,116	$167,766

Net premiums written	$111,976	$224,338	$191,502	$404,694	$106,652	$96,478

Net premiums earned	$235,967	$291,477	$267,878	$151,152	$244,101	$251,101
Other underwriting loss	—	—	—	—	—	(493)

Total underwriting revenues	$235,967	$291,477	$267,878	$151,152	$244,101	$250,608

UNDERWRITING EXPENSES
Net losses and loss expenses	$230,708	$228,409	$215,844	$99,464	$244,985	$214,681
Acquisition expenses	16,754	18,440	14,968	14,616	17,332	20,388
General and administrative expenses	42,804	35,641	43,524	35,627	28,445	43,754

Total expenses	$290,266	$282,490	$274,336	$149,707	$290,762	$278,823

UNDERWRITING (LOSS) INCOME	($54,299)	$8,987	($6,458)	$1,445	($46,661)	($28,215)

GAAP RATIOS
Loss ratio	97.8%	78.4%	80.6%	65.7%	100.3%	85.5%
Acquisition expense ratio	7.1%	6.3%	5.6%	9.7%	7.1%	8.1%
General and administrative expense ratio	18.1%	12.2%	16.2%	23.6%	11.7%	17.4%

Combined ratio AS REPORTED	123.0%	96.9%	102.4%	99.0%	119.1%	111.0%

Effect of favorable prior accident year reserve development	2.0%	2.1%	2.1%	11.4%	3.0%	0.2%

Combined ratio net of prior accident year reserve development	125.0%	99.0%	104.5%	110.4%	122.1%	111.2%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$170,083	$199,544	$295,769	$524,419	$84,930	$95,200

Net premiums written	$168,088	$170,995	$273,119	$504,221	$81,294	$91,386

Net premiums earned	$263,520	$262,068	$275,457	$268,965	$286,952	$249,388
Other underwriting (loss) income	(2,740)	(943)	888	749	(520)	(932)

Total underwriting revenues	$260,780	$261,125	$276,345	$269,714	$286,432	$248,456

UNDERWRITING EXPENSES
Net losses and loss expenses	$71,912	$110,627	$143,214	$119,506	$259,823	$197,471
Acquisition expenses	65,397	60,335	56,900	57,020	56,448	56,769
General and administrative expenses	36,795	31,829	37,835	30,851	25,879	29,977

Total expenses	$174,104	$202,791	$237,949	$207,377	$342,150	$284,217

UNDERWRITING INCOME (LOSS)	$86,676	$58,334	$38,396	$62,337	($55,718)	($35,761)

GAAP RATIOS
Loss ratio	27.3%	42.3%	52.0%	44.4%	90.5%	79.2%
Acquisition expense ratio	24.8%	23.0%	20.7%	21.2%	19.7%	22.8%
General and administrative expense ratio	14.0%	12.1%	13.7%	11.5%	9.0%	12.0%

Combined ratio AS REPORTED	66.1%	77.4%	86.4%	77.1%	119.2%	114.0%

Effect of favorable prior accident year reserve development	21.3%	16.0%	20.8%	12.4%	7.2%	16.6%

Combined ratio net of prior accident year reserve development	87.4%	93.4%	107.2%	89.5%	126.4%	130.6%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$58,220	$200,062	$131,633	$564,474	$64,798	$46,260
Casualty and other specialty	76,666	95,862	87,614	56,467	59,942	57,727
Professional lines	55,056	34,221	38,296	20,964	39,242	45,110
Property	10,784	14,674	19,398	11,038	13,134	18,669

TOTAL INSURANCE	$200,726	$344,819	$276,941	$652,943	$177,116	$167,766

REINSURANCE SEGMENT
Catastrophe	$13,778	$38,676	$155,431	$147,866	$24,112	$15,250
Property	9,358	91,653	48,384	148,411	31,065	15,087
Casualty	30,066	28,021	54,681	139,395	16,112	49,298
Professional lines	113,089	25,670	12,528	12,307	8,849	9,933
Other specialty	3,792	15,524	24,745	76,440	4,792	5,632

TOTAL REINSURANCE	$170,083	$199,544	$295,769	$524,419	$84,930	$95,200

REPORTED TOTALS	$370,809	$544,363	$572,710	$1,177,362	$262,046	$262,966

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$24,454	$120,617	$84,537	$341,130	$25,413	$9,121
Casualty and other specialty	50,022	72,431	63,373	43,261	43,683	40,287
Professional lines	32,138	20,972	27,788	14,203	30,044	38,402
Property	5,362	10,318	15,804	6,100	7,512	8,668

TOTAL INSURANCE	$111,976	$224,338	$191,502	$404,694	$106,652	$96,478

REINSURANCE SEGMENT
Catastrophe	$12,270	$12,551	$138,041	$131,398	$22,073	$14,753
Property	9,417	90,528	44,516	148,411	31,065	15,087
Casualty	29,661	28,020	54,683	137,966	16,111	49,301
Professional lines	113,089	25,670	12,528	12,307	8,849	9,933
Other specialty	3,651	14,226	23,351	74,139	3,196	2,312

TOTAL REINSURANCE	$168,088	$170,995	$273,119	$504,221	$81,294	$91,386

REPORTED TOTALS	$280,064	$395,333	$464,621	$908,915	$187,946	$187,864

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$143,876	$200,739	$172,492	$56,431	$142,851	$146,068
Casualty and other specialty	57,905	55,929	55,872	54,123	55,425	50,718
Professional lines	25,816	24,220	27,757	30,924	35,530	37,580
Property	8,370	10,589	11,757	9,674	10,295	16,735

TOTAL INSURANCE	$235,967	$291,477	$267,878	$151,152	$244,101	$251,101

REINSURANCE SEGMENT
Catastrophe	$66,026	$67,778	$86,560	$84,795	$95,050	$82,197
Property	87,032	88,195	90,934	86,555	92,757	67,911
Casualty	58,184	63,920	56,413	56,766	60,017	56,820
Professional lines	24,793	15,181	13,691	14,304	13,894	17,018
Other specialty	27,485	26,994	27,859	26,545	25,234	25,442

TOTAL REINSURANCE	$263,520	$262,068	$275,457	$268,965	$286,952	$249,388

REPORTED TOTALS	$499,487	$553,545	$543,335	$420,117	$531,053	$500,489

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2013			DEC. 31, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,475,429	$1,189,815	$2,665,244	$1,429,930	$1,119,096	$2,549,026

Net premiums written	$932,510	$1,116,423	$2,048,933	$942,357	$1,087,138	$2,029,495

Net premiums earned	$946,474	$1,070,010	$2,016,484	$955,089	$1,058,811	$2,013,900
Other underwriting (loss) income	—	(2,046)	(2,046)	(2,684)	501	(2,183)

Total underwriting revenues	$946,474	$1,067,964	$2,014,438	$952,405	$1,059,312	$2,011,717

UNDERWRITING EXPENSES
Losses and loss expenses	$774,425	$445,259	$1,219,684	$855,941	$665,054	$1,520,995
Acquisition expenses	64,778	239,652	304,430	75,597	227,582	303,179
General and administrative expenses	157,596	137,310	294,906	125,108	110,581	235,689

Total expenses	$996,799	$822,221	$1,819,020	$1,056,646	$1,003,217	$2,059,863

UNDERWRITING (LOSS) INCOME	($50,325)	$245,743	$195,418	($104,241)	$56,095	($48,146)

GAAP RATIOS
Loss ratio	81.8%	41.6%	60.5%	89.6%	62.8%	75.5%
Acquisition expense ratio	6.8%	22.4%	15.1%	7.9%	21.5%	15.1%
General and administrative expense ratio	16.7%	12.8%	14.6%	13.1%	10.4%	11.7%

Combined ratio AS REPORTED	105.3%	76.8%	90.2%	110.6%	94.7%	102.3%

Effect of favorable prior accident year reserve development	3.6%	17.6%	11.0%	4.8%	7.0%	6.0%

Combined ratio net of prior accident year reserve development	108.9%	94.4%	101.2%	115.4%	101.7%	108.3%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,475,429	$1,429,930	$1,469,798

Net premiums written	$932,510	$942,357	$1,005,490

Net premiums earned	$946,474	$955,089	$981,592
Other underwriting loss	—	(2,684)	(3,368)

Total underwriting revenues	$946,474	$952,405	$978,224

UNDERWRITING EXPENSES
Losses and loss expenses	$774,425	$855,941	$765,119
Acquisition expenses	64,778	75,597	71,295
General and administrative expenses	157,596	125,108	146,115

Total expenses	$996,799	$1,056,646	$982,529

UNDERWRITING LOSS	($50,325)	($104,241)	($4,305)

GAAP RATIOS
Loss ratio	81.8%	89.6%	77.9%
Acquisition expense ratio	6.8%	7.9%	7.3%
General and administrative expense ratio	16.7%	13.1%	14.9%

Combined ratio AS REPORTED	105.3%	110.6%	100.1%

Effect of favorable prior accident year reserve development	3.6%	4.8%	7.2%

Combined ratio net of prior accident year reserve development	108.9%	115.4%	107.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,189,815	$1,119,096	$997,316

Net premiums written	$1,116,423	$1,087,138	$974,331

Net premiums earned	$1,070,010	$1,058,811	$949,801
Other underwriting (loss) income	(2,046)	501	(179)

Total underwriting revenues	$1,067,964	$1,059,312	$949,622

UNDERWRITING EXPENSES
Losses and loss expenses	$445,259	$665,054	$867,547
Acquisition expenses	239,652	227,582	211,616
General and administrative expenses	137,310	110,581	118,037

Total expenses	$822,221	$1,003,217	$1,197,200

UNDERWRITING INCOME (LOSS)	$245,743	$56,095	($247,578)

GAAP RATIOS
Loss ratio	41.6%	62.8%	91.3%
Acquisition expense ratio	22.4%	21.5%	22.3%
General and administrative expense ratio	12.8%	10.4%	12.4%

Combined ratio AS REPORTED	76.8%	94.7%	126.0%

Effect of favorable prior accident year reserve development	17.6%	7.0%	11.5%

Combined ratio net of prior accident year reserve development	94.4%	101.7%	137.5%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$954,389	$903,730	$901,746
Casualty and other specialty	316,609	296,325	289,421
Professional lines	148,537	169,815	169,319
Property	55,894	60,060	109,312

TOTAL INSURANCE	$1,475,429	$1,429,930	$1,469,798

REINSURANCE SEGMENT
Catastrophe	$355,751	$378,387	$346,021
Property	297,806	349,579	266,562
Casualty	252,163	224,237	217,584
Professional lines	163,594	59,076	59,911
Other specialty	120,501	107,817	107,238

TOTAL REINSURANCE	$1,189,815	$1,119,096	$997,316

REPORTED TOTALS	$2,665,244	$2,549,026	$2,467,114

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$570,738	$553,762	$586,659
Casualty and other specialty	229,087	216,780	215,939
Professional lines	95,101	137,885	137,962
Property	37,584	33,930	64,930

TOTAL INSURANCE	$932,510	$942,357	$1,005,490

REINSURANCE SEGMENT
Catastrophe	$294,260	$351,140	$329,081
Property	292,872	349,586	266,562
Casualty	250,330	222,997	216,786
Professional lines	163,594	59,076	59,911
Other specialty	115,367	104,339	101,991

TOTAL REINSURANCE	$1,116,423	$1,087,138	$974,331

REPORTED TOTALS	$2,048,933	$2,029,495	$1,979,821

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2013	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$573,538	$548,800	$564,658
Casualty and other specialty	223,829	215,476	201,518
Professional lines	108,717	141,710	145,886
Property	40,390	49,103	69,530

TOTAL INSURANCE	$946,474	$955,089	$981,592

REINSURANCE SEGMENT
Catastrophe	$305,159	$344,704	$326,674
Property	352,716	306,499	241,525
Casualty	235,283	237,725	206,385
Professional lines	67,969	62,622	71,729
Other specialty	108,883	107,261	103,488

TOTAL REINSURANCE	$1,070,010	$1,058,811	$949,801

REPORTED TOTALS	$2,016,484	$2,013,900	$1,931,393

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE YEAR ENDED DEC. 31, 2013

Average common equity [a]	$2,368,573

Net premiums earned	$2,016,484
Combined ratio	90.2%
Operating margin	9.8%
Premium leverage	0.85x
Implied ROAE from underwriting activity	8.3%

Average cash and invested assets at amortized cost	$6,447,941
Investment leverage	2.72x
Year to date investment income yield, pretax	2.6%
Implied ROAE from investment activity	7.1%

Financing Costs [b]	(2.9)%

Implied Pre-tax Operating ROAE, for period [c]	12.5%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	2013	2012

Average common equity [a]	$2,432,780	$2,357,532	$2,321,152	$2,308,424	$2,368,573	$2,230,881

Net premiums earned	$499,487	$553,545	$543,335	$420,117	$2,016,484	$2,013,900

Premium leverage	0.21x	0.23x	0.23x	0.18x	0.85x	0.90x

Annualized premium leverage	0.84x	0.92x	0.92x	0.72x	0.85x	0.90x

Average cash and invested assets at amortized cost	$6,385,251	$6,340,454	$6,389,569	$6,411,315	$6,447,941	$6,303,881

Investment leverage	2.62x	2.69x	2.75x	2.78x	2.72x	2.83x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF DECEMBER 31, 2013 AND DECEMBER 31, 2012

	December 31, 2013		December 31, 2012
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$771,714	11.8%	$1,051,694	16.0%
Short-term investments	35,028	0.5%	42,230	0.6%
Fixed maturity investments
U.S. government and government agencies notes	769,343	11.8%	737,535	11.2%
Government and agency guaranteed corporates	35,145	0.5%	64,464	1.0%
U.S. government agency residential mortgage-backed securities	1,132,720	17.5%	1,197,788	18.2%
U.S. government agency commercial mortgage-backed securities	49,431	0.8%	25,684	0.4%
Municipals	26,854	0.4%	38,894	0.6%
Foreign government	182,647	2.8%	109,337	1.7%
Corporate securities	1,227,299	18.9%	1,373,671	20.9%
Non-agency residential mortgage-backed securities	55,120	0.8%	82,791	1.3%
Non-agency commercial mortgage-backed securities	903,456	13.9%	755,695	11.6%
Asset-backed securities	458,236	7.0%	482,291	7.3%
Equity securities
Equity investments	174,669	2.7%	66,309	0.9%
Emerging market debt fund	60,844	0.9%	10,576	0.2%
Preferred equity investments	8,223	0.1%	10,112	0.2%
Short-term fixed income fund	8,730	0.1%	—	—
Other investments [b]	617,478	9.5%	517,546	7.9%

Total	$6,516,937	100.0%	$6,566,617	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$769,343	15.7%	$737,535	15.0%
AAA/Aaa	972,820	20.0%	993,277	20.2%
AA/Aa	1,787,443	36.6%	1,821,250	37.1%
A/A	895,549	18.4%	993,307	20.2%
BBB	363,722	7.5%	219,017	4.5%
Below BBB	66,791	1.4%	143,198	2.9%
Not Rated	19,611	0.4%	2,796	0.1%

Total	$4,875,279	100.0%	$4,910,380	100.0%

Performance		December 31, 2013		December 31, 2012
Yield [d]		2.6%		2.8%
Duration in years [e]		3.11		2.49

Investment Income	Year Ended Dec. 31, 2013	Quarter Ended Dec. 31, 2013	Quarter Ended Sept. 30, 2013	Quarter Ended June 30, 2013	Quarter Ended Mar. 31, 2013	Year Ended Dec. 31, 2012
Cash and available for sale securities	$101,895	$25,108	$24,853	$25,688	$26,246	$124,267
Other investments	64,321	21,238	13,244	6,780	23,059	49,059

Total net investment income	$166,216	$46,346	$38,097	$32,468	$49,305	$173,326

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Other investments includes investments in alternative and specialty funds.
	[c]	Excludes cash and equivalents, equity securities and other investments.
	[d]	Earned yield for the twelve months ending 12/31/13 and twelve months ending 12/31/12 excludes realized and unrealized gains and losses on fixed maturity investments.
	[e]	Duration excludes equity securities, other investments and operating cash.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF DECEMBER 31, 2013

	December 31, 2013
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)

BANK OF AMERICA CORP	$48,536	$48,781	$245	A-
JPMORGAN CHASE & CO	44,284	44,447	163	A
MORGAN STANLEY	42,085	42,878	793	A-
CITIGROUP INC	39,933	40,249	316	A-
GOLDMAN SACHS GROUP INC/THE	39,412	39,795	383	A-
VERIZON COMMUNICATIONS INC	26,657	27,609	952	BBB+
GENERAL ELECTRIC CO	24,584	24,567	(17)	AA+
COMCAST CORPORATION	24,025	24,402	377	A-
MITSUBISHI UFJ FINANCIAL GROUP INC	22,204	22,425	221	A+
WELLS FARGO & COMPANY	21,767	21,857	90	A+
AMERICAN EXPRESS COMPANY	20,752	20,709	(43)	A-
AT&T INC	19,065	19,121	56	A-
FORD MOTOR COMPANY	17,700	17,897	197	BBB-
BB& T CORP	17,209	17,140	(69)	A-
NEW YORK LIFE INSURANCE COMPANY	16,413	16,602	189	AA+
US BANCORP	16,114	16,442	328	A+
NATIONAL GRID PLC	14,660	15,964	1,304	A-
ORACLE CORPORATION	14,703	14,491	(212)	A+
CAPITAL ONE FINANCIAL CORPORATION	13,291	13,204	(87)	BBB
ANHEUSER-BUSCH INVEB SA/NV	13,117	13,010	(107)	A
MERCK & CO INC	12,066	11,997	(69)	AA
PRINCIPAL FINANCIAL GROUP INC	11,928	11,991	63	A+
METLIFE INC	11,592	11,420	(172)	A-
INTERNATIONAL BUSINESS MACHINES CORP	11,282	11,370	88	AA-
BP PLC	11,068	10,906	(162)	A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED DEC. 31, 2013			YEAR ENDED DEC. 31, 2013
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,052,102	($513,080)	$3,539,022	$4,240,876	($691,783)	$3,549,093

Incurred related to:
Current year	495,517	(132,038)	363,479	2,121,194	(679,118)	1,442,076
Prior years	(67,806)	6,947	(60,859)	(218,277)	(4,115)	(222,392)

Total Incurred	427,711	(125,091)	302,620	1,902,917	(683,233)	1,219,684

Paid related to:
Current year	(297,972)	38,683	(259,289)	(926,218)	402,208	(524,010)
Prior years	(182,678)	5,775	(176,903)	(1,217,380)	379,298	(838,082)

Total Paid	(480,650)	44,458	(436,192)	(2,143,598)	781,506	(1,362,092)

Foreign currency translation	3,096	(42)	3,054	2,064	(245)	1,819

Balance, end of period	$4,002,259	($593,755)	$3,408,504	$4,002,259	($593,755)	$3,408,504

23

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)

Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2011	($34,612)	($14,093)	($48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	($70,779)	($109,199)	($179,978)

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	($15)	($616)	($233)	($4,733)	($5,597)	($9,304)
Casualty and other specialty	(1,183)	(4,263)	(4,976)	(4,942)	(15,364)	(15,098)
Professional lines	(2,891)	(427)	1,672	667	(979)	(8,647)
Property	(684)	(904)	(2,088)	(8,287)	(11,963)	(13,137)

TOTAL INSURANCE	(4,773)	(6,210)	(5,625)	(17,295)	(33,903)	(46,186)

REINSURANCE SEGMENT
Catastrophe	(13,602)	(9,234)	(26,439)	(11,911)	($61,186)	($30,414)
Property	(11,217)	(21,107)	(23,444)	(1,626)	(57,394)	270
Casualty	(9,590)	(1,640)	(900)	(8,240)	(20,370)	(18,909)
Professional lines	(2,735)	(4,558)	(996)	(5,658)	(13,947)	(56)
Other specialty	(18,942)	(5,311)	(5,401)	(5,938)	(35,592)	(24,862)

TOTAL REINSURANCE	(56,086)	(41,850)	(57,180)	(33,373)	(188,489)	(73,971)

REPORTED TOTALS	($60,859)	($48,060)	($62,805)	($50,668)	($222,392)	($120,157)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

						Reinsurance						Reported
	Insurance											Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Professional lines	Other specialty	Subtotal	Total
AT DEC. 31, 2013
Case reserves	$257,939	$316,170	$110,880	$23,410	$708,399	$167,152	$196,715	$244,300	$65,353	$96,801	$770,321	$1,478,720
Total reserves	$342,368	$1,276,300	$501,755	$38,467	$2,158,890	$265,626	$323,798	$798,589	$215,235	$240,121	$1,843,369	$4,002,259
Case reserves / Total reserves	75.3%	24.8%	22.1%	60.9%	32.8%	62.9%	60.8%	30.6%	30.4%	40.3%	41.8%	36.9%
IBNR / Total reserves	24.7%	75.2%	77.9%	39.1%	67.2%	37.1%	39.2%	69.4%	69.6%	59.7%	58.2%	63.1%

AT SEPT. 30, 2013
Case reserves	$279,916	$309,162	$131,741	$24,337	$745,156	$164,615	$201,127	$238,235	$67,671	$100,272	$771,920	$1,517,076
Total reserves	$310,092	$1,271,903	$525,084	$39,057	$2,146,136	$290,357	$355,104	$789,962	$213,916	$256,627	$1,905,966	$4,052,102
Case reserves / Total reserves	90.3%	24.3%	25.1%	62.3%	34.7%	56.7%	56.6%	30.2%	31.6%	39.1%	40.5%	37.4%
IBNR / Total reserves	9.7%	75.7%	74.9%	37.7%	65.3%	43.3%	43.4%	69.8%	68.4%	60.9%	59.5%	62.6%

AT JUNE 30, 2013
Case reserves	$271,424	$331,791	$127,378	$25,667	$756,260	$140,909	$221,468	$229,103	$70,091	$96,262	$757,833	$1,514,093
Total reserves	$415,026	$1,274,263	$513,875	$39,730	$2,242,894	$294,752	$375,388	$770,535	$215,216	$246,796	$1,902,687	$4,145,581
Case reserves / Total reserves	65.4%	26.0%	24.8%	64.6%	33.7%	47.8%	59.0%	29.7%	32.6%	39.0%	39.8%	36.5%
IBNR / Total reserves	34.6%	74.0%	75.2%	35.4%	66.3%	52.2%	41.0%	70.3%	67.4%	61.0%	60.2%	63.5%

AT MAR. 31, 2013
Case reserves	$171,382	$327,726	$127,426	$27,993	$654,527	$173,606	$249,203	$221,471	$68,928	$101,862	$815,070	$1,469,597
Total reserves	$307,140	$1,252,914	$517,849	$42,962	$2,120,865	$288,537	$394,088	$761,000	$214,821	$247,225	$1,905,671	$4,026,536
Case reserves / Total reserves	55.8%	26.2%	24.6%	65.2%	30.9%	60.2%	63.2%	29.1%	32.1%	41.2%	42.8%	36.5%
IBNR / Total reserves	44.2%	73.8%	75.4%	34.8%	69.1%	39.8%	36.8%	70.9%	67.9%	58.8%	57.2%	63.5%

AT DEC. 31, 2012
Case reserves	$392,457	$308,611	$110,441	$54,196	$865,705	$201,105	$281,681	$221,327	$75,167	$119,261	$898,541	$1,764,246
Total reserves	$464,043	$1,252,900	$497,260	$72,849	$2,287,052	$298,328	$415,460	$755,932	$220,544	$263,560	$1,953,824	$4,240,876
Case reserves / Total reserves	84.6%	24.6%	22.2%	74.4%	37.9%	67.4%	67.8%	29.3%	34.1%	45.3%	46.0%	41.6%
IBNR / Total reserves	15.4%	75.4%	77.8%	25.6%	62.1%	32.6%	32.2%	70.7%	65.9%	54.7%	54.0%	58.4%

26

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,			INCEPTION TO DEC. 31, 2013
	2013	2012	2011
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$279,165	$129,766	($117,859)	$2,750,312

Operating income (loss) available (attributable) to common and participating common shareholders	281,021	54,295	(152,303)	2,671,627

Average Shareholders’ equity [a]	2,368,573	2,230,881	2,414,659	2,026,780

Net income (loss) return on average equity	11.8%	5.8%	(4.9)%	11.3	% [c]
Operating return on average equity	11.9%	2.4%	(6.3)%	11.0	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$55.18	$52.88	$50.56	$55.18

Dividends paid per share	1.28	1.24	1.20	10.85

Change in diluted book value per common share	4.3%	4.6%	(4.1)%	15.4	% [c]

Total return to common shareholders [b]	6.8%	7.0%	(1.9)%	20.1	% [c]

[a]	Excludes the $430 million liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED		YEARS ENDED
		DEC. 31,		DEC. 31,
		2013	2012	2013	2012

DILUTIVE SHARES	Average market price per share	$55.76	$39.76	$50.34	$38.10
OUTSTANDING: AS
REPORTED	Basic weighted average common shares outstanding [a]	43,108	42,604	42,818	42,568
	Add: weighted avg. unvested restricted share units	—	2	1	3
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$3	$22	$3	$22
	Less: restricted share units bought back via treasury method	—	(2)	(1)	(1)
	Add: weighted avg. dilutive options outstanding	815	64	495	88
	Weighted average exercise price per share	$47.94	$26.23	$47.55	$24.37
	Proceeds from unrecognized option expense	$5,687	—	$5,687	—
	Less: options bought back via treasury method	(803)	(64)	(495)	(56)

	Weighted average dilutive shares outstanding [b]	43,120	42,604	42,818	42,602

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
	[b]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2013	2012	2013	2012

Net income (loss)	$67,181	($32,627)	$311,915	$162,516
Less preferred dividends	(8,186)	(8,186)	(32,750)	(32,750)

Net income (loss) available (attributable) to common and participating common shareholders	$58,995	($40,813)	$279,165	$129,766
Less amount allocated to participating common shareholders [a]	(1,628)	(206)	(6,444)	(2,113)

Net income (loss) allocated to common shareholders	$57,367	($41,019)	$272,721	$127,653

Denominator:
Weighted average shares - basic	43,108	42,604	42,818	42,568

Share Equivalents
Options	12	—	—	32
Restricted share units	—	—	—	2

Weighted average shares - diluted	43,120	42,604	42,818	42,602

Basic earnings (losses) per common share	$1.33	($0.96)	$6.37	$3.00

Diluted earnings (losses) per common share [b]	$1.33	($0.96)	$6.37	$3.00

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME (LOSS) RECONCILIATION

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2013	2012	2013	2012

Net income (loss)	$67,181	($32,627)	$311,915	$162,516
Add (less) after-tax items:
Net foreign exchange losses (gains)	5,708	(1,220)	14,352	(14,077)
Net realized and unrealized investment gains	(4,808)	(34,500)	(14,064)	(62,208)
Net impairment losses recognized in earnings (losses)	26	89	1,568	814

Operating income (loss) before preferred dividends	$68,107	($68,258)	$313,771	$87,045
Preferred dividends	(8,186)	(8,186)	(32,750)	(32,750)

Operating income (loss) available (attributable) to common and participating common shareholders	$59,921	($76,444)	$281,021	$54,295
Less amount allocated to participating common shareholders [a]	(1,654)	(206)	(6,487)	(884)

Operating income (loss) allocated to common shareholders	$58,267	($76,650)	$274,534	$53,411

Weighted average common shares outstanding
Basic	43,108	42,604	42,818	42,568
Dilutive	43,120	42,604	42,818	42,602

Basic per common share data
Net income (loss) allocated to common shareholders	$1.33	($0.96)	$6.37	$3.00
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.13	(0.03)	0.33	(0.32)
Net realized and unrealized investment gains	(0.11)	(0.81)	(0.33)	(1.45)
Net impairment losses recognized in earnings (losses)	—	—	0.04	0.02

Operating income (loss) allocated to common shareholders	$1.35	($1.80)	$6.41	$1.25

Diluted per common share data
Net income (loss) allocated to common shareholders	$1.33	($0.96)	$6.37	$3.00
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.13	(0.03)	0.33	(0.32)
Net realized and unrealized investment gains	(0.11)	(0.81)	(0.33)	(1.45)
Net impairment losses recognized in earnings (losses)	—	—	0.04	0.02

Operating income (loss) allocated to common shareholders [b]	$1.35	($1.80)	$6.41	$1.25

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		DEC. 31,
		2013	2012
DILUTIVE COMMON	Price per share at period end	$58.67	$39.69
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding	43,108	42,432
	Add: unvested restricted shares and restricted share units	1,261	686
	Add: dilutive options outstanding	815	40
	Weighted average exercise price per share	$47.94	$27.76
	Book Value [b]	$2,456,549	$2,280,597
	Add: proceeds from converted options	39,071	1,110

	Pro forma book value	$2,495,620	$2,281,707
	Dilutive shares outstanding	45,184	43,158
	Basic book value per common share	$56.99	$53.75
	Diluted book value per common share	$55.23	$52.87

DILUTIVE COMMON	Price per share at period end	$58.67	$39.69
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding	43,108	42,432
METHOD
	Add: unvested restricted shares and restricted share units	1,261	686
	Add: dilutive options outstanding	815	40
	Weighted average exercise price per share	$47.94	$27.76
	Less: options bought back via treasury method	(666)	(28)

	Dilutive shares outstanding	44,518	43,130
	Basic book value per common share	$56.99	$53.75
	Diluted book value per common share	$55.18	$52.88

[a]	The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income (loss) determined in accordance with GAAP, the Company believes that showing operating income (loss) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss). Please see page 30 for a reconciliation of operating income (loss) to net income (loss).

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 31 for a reconciliation of diluted book value per common share to basic book value per common share.

32